Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hawaiian Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Adams, as Chief Executive Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•                  the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 20, 2003	By:	/s/ John W. Adams
John W. Adams
Chairman and Chief Executive Officer